UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 08703

Dreyfus High Yield Strategies Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10 166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	3/31
Date of reporting period:	9/30/11

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus
High Yield
Strategies Fund

SEMIANNUAL REPORT September 30, 2011

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Cash Flows
22	Statement of Changes in Net Assets
23	Financial Highlights
24	Notes to Financial Statements
39	Proxy Results
40	Supplemental Information
41	Officers and Trustees
FOR MORE INFORMATION
Back Cover

Dreyfus High Yield
Strategies Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This semiannual report for Dreyfus HighYield Strategies Fund covers the six-month period from April 1, 2011, through September 30, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although high yield bonds had continued to rally during the first quarter of 2011 amid expectations of a more robust economy, investor sentiment deteriorated sharply during the reporting period due to disappointing economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. Market volatility was particularly severe during August and September after a major credit rating agency downgraded U.S. long-term debt, causing lower-rated corporate bonds to post negative absolute returns, on average, for the reporting period overall.

The economic outlook currently is clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, the Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by deleveraging in the private sector and fiscal consolidation by governments in the United States and Europe.To assess the potential impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 17, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of April 1, 2011, through September 30, 2011, as provided by Chris Barris, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended September 30, 2011, Dreyfus High Yield Strategies Fund achieved a total return of –12.97% (on a net asset value basis) and produced aggregate income dividends of $0.258 per share.1 In comparison, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of -5.40% for the same period.2

High yield bonds lost value over the reporting period due to deteriorating economic conditions stemming from several macroeconomic developments. The fund produced lower returns than its benchmark, primarily due to its relatively constructive investment posture, including an emphasis on CCC-rated bonds.

The Fund’s Investment Approach

The fund primarily seeks high current income. The fund also seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income.The fund invests primarily in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure.To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies.

Economic Downturn Drove High Yield Bond Prices Lower

Ongoing stimulative measures from the Federal Reserve Board, improved economic data and rising corporate earnings generally supported investor sentiment through the opening weeks of the reporting period. However, economic sentiment began to deteriorate in late April when Greece appeared headed for default on its sovereign debt, U.S. economic data disappointed and a contentious debate regarding U.S. government spending and borrowing intensified. In addition, inflation-fighting measures in China threatened to derail a major engine of global economic growth.As

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

a result, riskier assets suffered bouts of volatility as investors shifted their focus to traditionally defensive investments.Turbulence among stocks and lower-rated bonds was particularly severe in August and September, after a major credit-rating agency downgraded its assessment of long-term U.S. debt securities.

High yield corporate bonds ranked among the asset classes most severely hurt by the “flight to quality” among newly risk-averse investors. The effects of the market decline were particularly harsh among bonds at the lower end of the high yield range, while those at the upper end of the spectrum fared somewhat better.

Constructive Investment Posture Exacerbated Losses

The fund was positioned at the start of the reporting period for continued economic recovery, including an emphasis on CCC-rated securities, which are at the lower end of the high yield credit spectrum.This investment posture proved detrimental to the fund’s relative performance when economic conditions took a turn for the worse. Overweighted exposure and disappointing stock selections in the media sector proved particularly damaging to results compared to the benchmark, as did our security selection strategy among bonds issued by chemical producers and telecommunications companies. Underweighted exposure to the leisure industry also dampened relative results. On the other hand, the fund achieved above-average returns through an underweighted position in the building products sector and strong security selections among metals producers, utilities and retailers. However, strong results in these areas were not enough to offset the impact of our bias toward lower-rated bonds at the time.

As economic conditions deteriorated during the reporting period, we took steps to upgrade the fund’s credit profile, reducing exposure to CCC-rated securities in some of the market’s more economically sensitive industry groups, including chemical companies, transportation providers and some media companies. Conversely, we increased the fund’s holdings of better-quality bonds with B and BB credit ratings from broadcasters, service providers and health care companies.

Adjusting to a Slower-Growth Environment

Although we recognize that a number of macroeconomic headwinds remain that could weaken business conditions over the near term, we believe that the high yield market was punished more severely than warranted by fundamental and technical factors. From a fundamental perspective, the default rate among high yield companies has remained below historical averages, partly due to efforts over the past several years to strengthen corporate balance sheets. From a technical standpoint, demand for high yield bonds is likely to remain robust from investors seeking competitive levels of current income in today’s low interest-rate environment, which appears likely to persist for some time.

Consequently, we have maintained a relatively defensive approach over the near term, including a greater emphasis on bonds with B and BB credit ratings. Over the longer term, we are watchful for attractive values among bonds of fundamentally sound companies that may be mispriced and trading below their intrinsic values. In our judgment, these strategies will position the fund to participate fully in an eventual market rebound when the economy’s direction and strength become clearer.

October 17, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.
High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.
The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.
1	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by
The Dreyfus Corporation and/or the fund’s shareholder servicing agent during the period. Had these expenses not been absorbed, the fund’s return would have been lower. Pursuant to an agreement in effect through March 31, 2012,The Dreyfus Corporation will absorb certain fund expenses, at which time it may be extended, modified or terminated.
2	SOURCE: FactSet — Reflects reinvestment of dividends and, where applicable, capital gain distributions. On September 25, 2009, the Merrill Lynch U. S. High Yield Master II
Constrained Index was renamed the BofA Merrill Lynch U. S. High Yield Master II
Constrained Index, (the “Index”). The Index is an unmanaged performance benchmark composed of U. S. dollar-denominated domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity.
Bonds are capitalization-weighted. Total allocations to an issuer are capped at 2%. Investors cannot invest directly in any index.

The Fund	5

STATEMENT OF INVESTMENTS
September 30, 2011 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—142.9%	Rate (%)	Date	Amount ($)		Value ($)
Aerospace & Defense—.6%
Kratos Defense and Security
Solutions, Sr. Scd. Notes	10.00	6/1/17	450,000	[a]	450,000
Kratos Defense and Security
Solutions, Sr. Scd. Notes	10.00	6/1/17	1,030,000	[b]	1,030,000
					1,480,000
Agricultural—1.0%
American Rock Salt,
Scd. Notes	8.25	5/1/18	2,855,000	[a,b]	2,512,400
Auto Parts & Equipment—4.6%
Chrysler Group and CG Co-Issuer,
Sr. Scd. Notes	8.25	6/15/21	1,375,000	[a,b]	1,065,625
Goodyear Tire & Rubber,
Gtd. Notes	8.25	8/15/20	2,850,000	[b]	2,914,125
Lear,
Gtd. Notes	8.13	3/15/20	690,000	[b]	727,950
Pinafore,
Scd. Notes	9.00	10/1/18	3,433,000	[a,b]	3,535,990
Pittsburgh Glass Works,
Sr. Scd. Notes	8.50	4/15/16	1,500,000	[a]	1,387,500
UCI International,
Gtd. Notes	8.63	2/15/19	2,015,000	[b]	1,876,469
					11,507,659
Building & Construction—1.5%
Building Materials Corp. of America,
Sr. Notes	6.75	5/1/21	1,775,000	[a,b]	1,690,687
Calcipar,
Sr. Scd. Notes	6.88	5/1/18	1,280,000	[a,b]	1,113,600
Reliance Intermediate Holdings,
Sr. Unscd. Notes	9.50	12/15/19	1,025,000	[a]	1,081,375
					3,885,662
Chemicals—5.3%
Hexion U.S. Finance/Nova Scotia,
Scd. Notes	9.00	11/15/20	1,745,000	[b]	1,286,937
Huntsman International,
Gtd. Notes	8.63	3/15/20	2,030,000	[b]	1,984,325
Huntsman International,
Gtd. Notes	8.63	3/15/21	1,515,000	[b]	1,458,188
Ineos Finance,
Sr. Scd. Notes	9.00	5/15/15	1,100,000	[a,b]	1,050,500

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Chemicals (continued)
Ineos Group Holdings,
Gtd. Notes	8.50	2/15/16	2,150,000	[a,b]	1,601,750
Momentive Performance Materials,
Scd. Notes	9.00	1/15/21	1,250,000	[b]	862,500
OXEA Finance,
Sr. Scd. Notes	9.50	7/15/17	1,676,000	[a,b]	1,638,290
Polyone,
Sr. Unscd. Notes	7.38	9/15/20	1,900,000	[b]	1,914,250
TPC Group,
Sr. Scd. Notes	8.25	10/1/17	1,215,000	[a,b]	1,193,738
Vertellus Specialties,
Sr. Scd. Notes	9.38	10/1/15	315,000	[a,b]	276,412
					13,266,890
Commercial & Professional
Services—14.1%
Aramark Holdings,
Sr. Unscd. Notes	8.63	5/1/16	2,055,000	[a,b]	2,034,450
Brickman Group Holdings,
Sr. Notes	9.13	11/1/18	3,605,000	[a,b]	3,154,375
CDRT Merger Sub,
Gtd. Notes	8.13	6/1/19	1,505,000	[a,b]	1,399,650
Cenveo,
Scd. Notes	8.88	2/1/18	3,215,000	[b]	2,547,888
Ceridian,
Gtd. Notes	11.25	11/15/15	7,490,000	[b,c]	6,216,700
Ceridian,
Gtd. Notes	12.25	11/15/15	3,108,150	[b]	2,517,601
Dyncorp International,
Gtd. Notes	10.38	7/1/17	4,160,000	[b]	3,650,400
FTI Consulting,
Gtd. Notes	6.75	10/1/20	2,040,000	[b]	1,978,800
Garda World Security,
Sr. Unscd. Notes	9.75	3/15/17	2,000,000	[a,b]	2,050,000
Geo Group,
Gtd. Notes	6.63	2/15/21	2,100,000	[b]	2,026,500
Good Sam Enterprises,
Scd. Notes	11.50	12/1/16	2,315,000	[b]	2,176,100
Mobile Mini,
Gtd. Notes	7.88	12/1/20	2,460,000	[b]	2,373,900

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial & Professional
Services (continued)
United Rentals North America,
Gtd. Notes	8.38	9/15/20	1,125,000		1,037,813
United Rentals North America,
Gtd. Notes	9.25	12/15/19	1,675,000		1,746,188
Visant,
Gtd. Notes	10.00	10/1/17	700,000	[b]	651,000
					35,561,365
Diversified Financial Services—16.0%
Ally Financial,
Gtd. Notes	7.50	9/15/20	1,410,000	[b]	1,281,337
Ally Financial,
Gtd. Notes	8.00	11/1/31	3,450,000	[b]	3,044,625
CIT Group,
Scd. Bonds	7.00	5/1/16	1,330,000	[b]	1,291,763
CIT Group,
Scd. Notes	7.00	5/2/16	360,000	[a]	350,100
FCE BANK,
Sr. Unscd. Notes	5.13	11/16/15	650,000		955,331
Ford Motor Credit,
Sr. Unscd. Bonds	8.13	1/15/20	1,625,000	[b]	1,849,578
GMAC International Finance,
Gtd. Notes	7.50	4/21/15	1,505,000		1,839,890
HUB International Holdings,
Sr. Sub. Notes	10.25	6/15/15	4,678,000	[a,b]	4,350,540
Icahn Enterprises Finance,
Gtd. Notes	8.00	1/15/18	5,660,000	[b]	5,667,075
Interactive Data,
Gtd. Notes	10.25	8/1/18	1,580,000	[b]	1,694,550
International Lease Finance,
Sr. Unscd. Notes	6.63	11/15/13	800,000		780,000
International Lease Finance,
Sr. Unscd. Notes	8.25	12/15/20	3,195,000	[b]	3,139,087
International Lease Finance,
Sr. Unscd. Notes	8.63	9/15/15	1,155,000	[b,c]	1,150,669
International Lease Finance,
Sr. Unscd. Notes	8.88	9/1/17	925,000	[b]	934,250

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Diversified Financial
Services (continued)
Offshore Group Investment,
Sr. Scd. Notes	11.50	8/1/15	780,000	[a]	807,300
Offshore Group Investments,
Sr. Scd. Notes	11.50	8/1/15	2,210,000		2,287,350
ROC Finance,
Scd. Notes	12.13	9/1/18	1,955,000	[a]	1,984,325
Royal Bank of Scotland Group,
Sub. Notes	4.70	7/3/18	1,486,000	[b]	1,206,846
SLM,
Sr. Unscd. Notes	8.00	3/25/20	2,020,000	[b]	1,999,188
Springleaf Finance,
Sr. Unscd. Notes	6.90	12/15/17	3,000,000	[b]	2,175,000
USI Holdings,
Sr. Sub. Notes	9.75	5/15/15	1,555,000	[a,b]	1,407,275
					40,196,079
Electric Utilities—6.4%
AES,
Sr. Notes	7.38	7/1/21	1,045,000	[a,b]	992,750
AES,
Sr. Unscd. Notes	9.75	4/15/16	1,845,000	[b]	1,992,600
Calpine,
Sr. Scd. Notes	7.25	10/15/17	950,000	[a,b]	921,500
Calpine,
Sr. Scd. Notes	7.50	2/15/21	1,025,000	[a,b]	984,000
Calpine,
Sr. Scd. Notes	7.88	1/15/23	1,945,000	[a,b]	1,886,650
GenOn Energy,
Sr. Unscd. Notes	9.50	10/15/18	2,490,000	[b]	2,353,050
North American Energy Alliance,
Scd. Notes	10.88	6/1/16	1,310,000	[a,b]	1,365,675
NRG Energy,
Gtd. Notes	7.38	1/15/17	2,695,000	[b]	2,792,694
NRG Energy,
Gtd. Notes	7.63	5/15/19	3,200,000	[a]	2,928,000
					16,216,919

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Environmental Control—1.9%
Casella Waste Systems,
Gtd. Notes	7.75	2/15/19	3,235,000	[a,b]	3,073,250
WCA Waste,
Gtd. Notes	7.50	6/15/19	1,725,000	[a]	1,647,375
					4,720,625
Food & Beverages—1.3%
Del Monte Foods,
Gtd. Notes	7.63	2/15/19	1,290,000	[a,b]	1,096,500
Michael Foods,
Gtd. Notes	9.75	7/15/18	2,075,000	[b]	2,152,812
					3,249,312
Health Care—9.5%
Accellent,
Gtd. Notes	10.00	11/1/17	1,665,000	[b]	1,427,737
Alere,
Gtd. Notes	9.00	5/15/16	740,000	[b]	710,400
American Renal Associates
Holdings, Sr. Unscd. Notes	9.75	3/1/16	1,014,818	[b]	991,985
American Renal Holdings,
Sr. Scd. Notes	8.38	5/15/18	985,000	[b]	994,850
Biomet,
Gtd. Notes	11.63	10/15/17	7,424,000	[b]	7,739,520
Community Health Systems,
Gtd. Notes	8.88	7/15/15	455,000	[b]	448,175
DJO Finance,
Gtd. Notes	9.75	10/15/17	4,100,000	[a,b]	3,444,000
HCA Holdings,
Sr. Unscd. Notes	7.75	5/15/21	5,250,000	[a,b]	4,948,125
HCA,
Sr. Scd. Notes	7.25	9/15/20	610,000		619,150
Iasis Healthcare,
Sr. Notes	8.38	5/15/19	1,055,000	[a]	859,825
Radiation Therapy Services,
Gtd. Notes	9.88	4/15/17	980,000	[b]	840,350
STHI Holding,
Scd. Notes	8.00	3/15/18	840,000	[a,b]	814,800
Tenet Healthcare,
Sr. Scd. Notes	8.88	7/1/19	195,000		207,187
					24,046,104

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Industrial—3.1%
Manitowoc,
Gtd. Notes	8.50	11/1/20	3,100,000	[b]	2,821,000
Ply Gem Industries,
Sr. Scd. Notes	8.25	2/15/18	795,000	[b]	651,900
Shea Homes Funding,
Sr. Scd. Notes	8.63	5/15/19	3,200,000	[a]	2,632,000
Standard Pacific,
Scd. Notes	8.38	5/15/18	2,025,000	[b]	1,731,375
					7,836,275
Lodging &
Entertainment—9.6%
AMC Entertaiment,
Gtd. Notes	9.75	12/1/20	4,000,000	[b]	3,640,000
Ameristar Casinos,
Gtd. Notes	7.50	4/15/21	1,680,000	[a]	1,633,800
Caesars Entertainment Operating,
Scd. Notes	10.00	12/15/18	3,220,000	[b]	1,932,000
Caesars Entertainment Operating,
Sr. Scd. Notes	11.25	6/1/17	1,850,000	[b]	1,875,437
Cinemark USA,
Gtd. Notes	7.38	6/15/21	1,540,000	[b]	1,463,000
Cirsa Funding Luxembourg,
Gtd. Notes	8.75	5/15/18	665,000		680,449
Codere Finance Luxembourg,
Gtd. Notes	8.25	6/15/15	590,000		699,548
MGM Resorts International,
Gtd. Notes	10.00	11/1/16	2,845,000	[a,b]	2,702,750
MGM Resorts International,
Sr. Unscd. Notes	11.38	3/1/18	2,755,000		2,768,775
Palace
Entertainment Holdings,
Sr. Scd. Notes	8.88	4/15/17	1,410,000	[a,b]	1,297,200
Penn National Gaming,
Sr. Sub. Notes	8.75	8/15/19	2,580,000	[b]	2,747,700
Pinnacle Entertainment,
Gtd. Notes	8.75	5/15/20	1,415,000		1,326,562
Regal Entertainment Group,
Gtd. Notes	9.13	8/15/18	1,350,000		1,343,250
					24,110,471

The Fund	11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Manufacturing—1.6%
Griffon,
Gtd. Notes	7.13	4/1/18	2,080,000	[b]	1,846,000
RBS Global & Rexnord,
Gtd. Notes	8.50	5/1/18	2,395,000	[b]	2,305,187
					4,151,187
Media—12.3%
Allbritton Communications,
Sr. Unscd. Notes	8.00	5/15/18	2,845,000	[b]	2,688,525
AMC Networks,
Gtd. Notes	7.75	7/15/21	550,000	[a,b]	566,500
CCH II Capital,
Gtd. Notes	13.50	11/30/16	1,750,286	[b]	2,004,077
Cequel Communications Holdings I,
Sr. Unscd. Notes	8.63	11/15/17	1,945,000	[a,b]	1,935,275
Clear Channel Communications,
Sr. Unscd. Notes	5.50	9/15/14	939,000		535,230
Clear Channel Communications,
Sr. Scd. Notes	9.00	3/1/21	1,900,000		1,420,250
Clear Channel Communications,
Gtd. Notes	10.75	8/1/16	930,000		485,925
Cumulus Media,
Gtd. Notes	7.75	5/1/19	2,095,000	[a,b]	1,775,512
Entravision Communications,
Sr. Scd. Notes	8.75	8/1/17	650,000	[b]	612,625
Gray Television,
Scd. Notes	10.50	6/29/15	4,065,000	[b]	3,699,150
Insight Communications,
Sr. Notes	9.38	7/15/18	1,920,000	[a,b]	2,160,000
Kabel BW Erste Beteiligungs,
Sr. Scd. Notes	7.50	3/15/19	2,620,000	[a,b]	2,561,050
LBI Media,
Gtd. Notes	8.50	8/1/17	2,249,000	[a,b]	1,428,115
LBI Media,
Sr. Scd. Notes	9.25	4/15/19	1,220,000	[a,b]	1,012,600
Ono Finance II,
Gtd. Notes	10.88	7/15/19	2,010,000	[a,b]	1,417,050
Quebecor Media,
Sr. Unscd. Notes	7.75	3/15/16	2,025,000	[b]	2,030,063

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Media (continued)
Salem Communications,
Scd. Notes	9.63	12/15/16	1,923,000	[b]	1,932,615
Sinclair Television Group,
Scd. Notes	9.25	11/1/17	1,775,000	[a,b]	1,872,625
Unitymedia,
Sr. Notes	9.63	12/1/19	695,000		903,190
					31,040,377
Metals & Mining—5.0%
Dynacast International,
Scd. Notes	9.25	7/15/19	2,375,000	[a,b]	2,161,250
Murray Energy,
Scd. Notes	10.25	10/15/15	3,470,000	[a,b]	3,331,200
Severstal Columbus,
Sr. Scd. Notes	10.25	2/15/18	6,500,000	[b]	6,662,500
Suncoke Energy,
Gtd. Notes	7.63	8/1/19	470,000	[a]	461,775
					12,616,725
Oil & Gas—10.3%
American Petroleum
Tankers Parent,
Sr. Scd. Notes	10.25	5/1/15	2,159,000	[b]	2,142,807
Antero Resources Finance,
Sr. Notes	7.25	8/1/19	2,280,000	[a,b]	2,177,400
Antero Resources Finance,
Gtd. Notes	9.38	12/1/17	1,305,000		1,363,725
Brigham Exploration,
Gtd. Notes	6.88	6/1/19	2,140,000	[b]	2,097,200
Chesapeake Energy,
Gtd. Notes	6.63	8/15/20	2,590,000	[b]	2,680,650
Chesapeake Energy,
Gtd. Notes	9.50	2/15/15	2,675,000	[b]	3,029,438
Dresser-Rand Group,
Gtd. Notes	6.50	5/1/21	2,015,000	[a,b]	1,904,175
Headwaters,
Scd. Notes	7.63	4/1/19	685,000	[b]	527,450
MEG Energy,
Gtd. Notes	6.50	3/15/21	2,445,000	[a,b]	2,353,313

The Fund	13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Oil & Gas (continued)
Oasis Petroleum,
Sr. Unscd. Notes	7.25	2/1/19	2,165,000	[a,b]	2,110,875
Precision Drilling,
Gtd. Notes	6.50	12/15/21	1,430,000	[a]	1,415,700
Trinidad Drilling,
Sr. Unscd. Notes	7.88	1/15/19	2,060,000	[a,b]	2,060,000
Unit,
Gtd. Notes	6.63	5/15/21	2,080,000		2,080,000
					25,942,733
Packaging & Containers—5.8%
AEP Industries,
Sr. Unscd. Notes	8.25	4/15/19	2,125,000	[b]	2,013,438
ARD Finance,
Sr. Scd. Notes	11.13	6/1/18	1,625,000	[a,b]	1,324,375
BWAY Holding,
Gtd. Notes	10.00	6/15/18	1,080,000	[b]	1,139,400
BWAY Parent,
Sr. Unscd. Notes	10.13	11/1/15	2,520,302	[b]	2,444,693
Packaging Dynamics,
Sr. Scd. Notes	8.75	2/1/16	740,000	[a,b]	728,900
Reynolds Group Issuer,
Sr. Scd. Notes	7.88	8/15/19	1,400,000	[a]	1,358,000
Reynolds Group Issuer,
Gtd. Notes	9.00	5/15/18	4,155,000	[a,b,c]	3,531,750
Reynolds Group Issuer,
Sr. Unscd. Notes	9.88	8/15/19	245,000	[a]	216,825
Sealed Air,
Sr. Unscd. Notes	8.13	9/15/19	1,270,000	[a]	1,285,875
Sealed Air,
Sr. Unscd. Notes	8.38	9/15/21	465,000	[a]	470,812
					14,514,068
Paper & Forest Products—.7%
Verso Paper Holdings,
Gtd. Notes, Ser. B	11.38	8/1/16	825,000	[b]	602,250

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Paper & Forest Products (continued)
Xerium Technologies,
Gtd. Notes	8.88	6/15/18	1,415,000	[a]	1,209,825
					1,812,075
Retail—7.3%
Ferrellgas Partners,
Sr. Unscd. Notes	8.63	6/15/20	1,023,000	[b]	997,425
Ferrellgas,
Sr. Unscd. Notes	6.50	5/1/21	2,365,000	[b]	2,022,075
Ferrellgas,
Sr. Unscd. Notes	9.13	10/1/17	1,135,000	[b]	1,152,025
Hillman Group,
Gtd. Notes	10.88	6/1/18	405,000	[a,b]	402,975
Hillman Group,
Gtd. Notes	10.88	6/1/18	1,950,000	[b]	1,940,250
J. Crew Group,
Gtd. Notes	8.13	3/1/19	2,200,000	[b]	1,853,500
McJunkin Red Man,
Sr. Scd. Notes	9.50	12/15/16	2,840,000	[b]	2,612,800
Neiman Marcus Group,
Gtd. Notes	10.38	10/15/15	980,000	[b]	994,700
QVC,
Sr. Scd. Notes	7.38	10/15/20	525,000	[a,b]	561,750
QVC,
Sr. Scd. Notes	7.50	10/1/19	1,440,000	[a,b]	1,540,800
Rite Aid,
Gtd. Notes	8.63	3/1/15	480,000		428,400
Rite Aid,
Gtd. Notes	9.50	6/15/17	2,325,000	[b]	1,848,375
Rite Aid,
Scd. Notes	10.38	7/15/16	1,935,000	[b]	1,988,213
					18,343,288
Steel—2.7%
JMC Steel Group,
Sr. Notes	8.25	3/15/18	2,660,000	[a,b]	2,513,700

The Fund	15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Steel (continued)
Mueller Water Products,
Gtd. Notes	7.38	6/1/17	1,290,000	[b]	1,012,650
Tube City IMS,
Gtd. Notes	9.75	2/1/15	3,350,000	[b]	3,216,000
					6,742,350
Technology—4.5%
Alion Science and Technology,
Sr. Scd. Notes	12.00	11/1/14	6,226	[b]	5,510
CDW Escrow,
Gtd. Notes	8.50	4/1/19	2,085,000	[a,b]	1,845,225
Eagle Parent,
Sr. Notes	8.63	5/1/19	2,565,000	[a,b]	2,334,150
First Data,
Scd. Notes	8.25	1/15/21	1,636,000	[a,b]	1,300,620
First Data,
Gtd. Notes	9.88	9/24/15	360,000	[b]	302,726
Sungard Data Systems,
Gtd. Notes	7.38	11/15/18	1,885,000		1,762,475
Wireco WorldGroup,
Gtd. Notes	9.75	5/15/17	3,675,000	[a,b,c]	3,730,125
					11,280,831
Telecommunications—13.9%
Cincinnati Bell,
Gtd. Notes	8.38	10/15/20	2,175,000	[b]	2,028,188
CommScope,
Gtd. Notes	8.25	1/15/19	2,980,000	[a,b]	2,920,400
CPI International,
Gtd. Notes	8.00	2/15/18	1,355,000	[b]	1,226,275
Digicel Group,
Sr. Unscd. Notes	8.88	1/15/15	4,860,000	[a]	4,641,300
Digicel Group,
Sr. Unscd. Notes	9.13	1/15/15	3,014,000	[a]	2,863,300
Digicel Group,
Sr. Unscd. Notes	10.50	4/15/18	631,000	[a]	627,845
Digicel,
Sr. Unscd. Notes	8.25	9/1/17	1,215,000	[a]	1,154,250
Digicel,
Sr. Unscd. Notes	12.00	4/1/14	780,000	[a]	861,900

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications (continued)
EH Holding,
Gtd. Notes	7.63	6/15/21	2,010,000	[a,b]	1,944,675
Goodman Networks,
Sr. Scd. Notes	12.13	7/1/18	1,060,000	[a,b]	993,750
Intelsat Luxembourg,
Gtd. Notes	11.25	2/4/17	3,054,000		2,656,980
Sprint Capital,
Gtd. Notes	6.88	11/15/28	1,730,000	[b]	1,301,825
Sprint Capital,
Gtd. Notes	6.90	5/1/19	2,045,000	[b]	1,768,925
West,
Gtd. Notes	7.88	1/15/19	1,400,000	[b]	1,323,000
West,
Gtd. Notes	8.63	10/1/18	2,700,000	[b]	2,639,250
Wind Acquisition Finance,
Scd. Notes	11.75	7/15/17	3,780,000	[a,b]	3,231,900
Wind Acquisition
Holdings Finance,
Sr. Scd. Notes	12.25	7/15/17	3,683,810	[a,b]	2,891,791
					35,075,554
Transportation—3.9%
Hapag-Lloyd,
Gtd. Notes	9.75	10/15/17	345,000	[a,b]	239,775
Marquette Transportation Finance,
Scd. Notes	10.88	1/15/17	2,940,000	[b]	2,848,125
Navios Maritime Acquisition,
Sr. Scd. Notes	8.63	11/1/17	1,900,000		1,591,250
Navios Maritime Holdings,
Gtd. Notes	8.13	2/15/19	1,500,000	[a]	1,260,000
Navios Maritime Holdings,
Sr. Scd. Notes	8.88	11/1/17	910,000		891,800
Navios South American Logistics,
Gtd. Notes	9.25	4/15/19	1,540,000	[a]	1,351,350
Ultrapetrol Bahamas,
First Mortgage Notes	9.00	11/24/14	1,606,000		1,557,820
					9,740,120
Total Bonds and Notes
(cost $387,786,209)					359,849,069

The Fund	17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Preferred Stocks—.7%	Shares	Value ($)
Diversified Financial Services
GMAC Capital Trust I,
Ser. 2, Cum. $.89
(cost $2,492,932)	98,738 [c]	1,801,969

Other Investment—.3%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $721,000)	721,000 [d]	721,000

Total Investments (cost $391,000,141)	143.9%	362,372,038
Liabilities, Less Cash and Receivables	(43.9%)	(110,506,458)
Net Assets	100.0%	251,865,580

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At September 30, 2011, these securities were valued at $151,406,440 or 60.1% of net assets.
b Collateral for Revolving Credit and Security Agreement.
c Variable rate security—interest rate subject to periodic change.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Corporate Bonds	142.9	Money Market Investment	.3
Preferred Stocks	.7		143.9
† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2011 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	390,279,141	361,651,038
Affiliated issuers	721,000	721,000
Cash denominated in foreign currencies	60	57
Dividends and interest receivable		10,020,884
Receivable for investment securities sold		2,039,335
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		92,394
Prepaid expenses		112,146
		374,636,854
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		259,585
Cash overdraft due to Custodian		92,250
Loan payable—Note 2		120,000,000
Payable for investment securities purchased		2,032,832
Interest and loan fees payable—Note 2		135,829
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		14,795
Accrued expenses		235,983
		122,771,274
Net Assets ($)		251,865,580
Composition of Net Assets ($):
Paid-in capital		416,528,716
Accumulated undistributed investment income—net		5,874,136
Accumulated net realized gain (loss) on investments		(141,982,590)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		(28,554,682)
Net Assets ($)		251,865,580
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		72,204,433
Net Asset Value, offering and redemption price per share ($)		3.49

See notes to financial statements.

The Fund	19

STATEMENT OF OPERATIONS
Six Months Ended September 30, 2011 (Unaudited)

Investment Income ($):
Income:
Interest	17,776,464
Cash dividends:
Unaffiliated issuers	88,024
Affiliated issuers	3,052
Total Income	17,867,540
Expenses:
Management fee—Note 3(a)	1,857,786
Interest expense—Note 2	874,863
Professional fees	100,592
Trustees’ fees and expenses—Note 3(b)	65,588
Prospectus and shareholders’ reports	41,425
Registration fees	32,005
Custodian fees—Note 3(a)	22,950
Shareholder servicing costs—Note 3(a)	22,372
Miscellaneous	27,711
Total Expenses	3,045,292
Less—reduction in management fee due to undertaking—Note 3(a)	(309,631)
Net Expenses	2,735,661
Investment Income—Net	15,131,879
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	2,860,628
Net realized gain (loss) on swap transactions	22,796
Net realized gain (loss) on forward foreign currency exchange contracts	(36,598)
Net Realized Gain (Loss)	2,846,826
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(54,882,238)
Net unrealized appreciation (depreciation) on swap transactions	73,934
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	78,178
Net Unrealized Appreciation (Depreciation)	(54,730,126)
Net Realized and Unrealized Gain (Loss) on Investments	(51,883,300)
Net (Decrease) in Net Assets Resulting from Operations	(36,751,421)

See notes to financial statements.

STATEMENT OF CASH FLOWS
Six Months Ended September 30, 2011 (Unaudited)

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(124,265,420)
Proceeds from sales of portfolio securities	128,631,192
Net sale of short-term portfolio securities	1,831,366
Interest received	17,560,953
Dividends received	91,369
Interest and loan fees paid	(889,420)
Net proceeds from swap transactions	(825,767)
Operating expenses paid	(356,106)
Paid to The Dreyfus Corporation	(1,585,894)
Realized loss from foreign exchange contracts transactions	(36,598)
		20,155,675
Cash Flows from Financing Activities ($):
Dividends paid	(20,652,345)
		(20,652,345)
Net Decrease in cash		(496,670)
Cash at beginning of period		404,477
Cash and cash denominated in foreign currencies at end of period		(92,193)
Reconciliation of Net Decrease in Net Assets Resulting from
Operations to Net Cash Provided by Operating Activities ($):
Net Decrease in Net Assets Resulting from Operations		(36,751,421)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used by operating activities ($):
Purchases of portfolio securities		(124,265,420)
Proceeds from sales of portfolio securities		128,631,192
Net sale of short-term securities		1,831,366
Increase in interest receivable		(80,573)
Decrease in interest and loan fees payable		(14,557)
Proceeds from swap transactions		(825,767)
Increase in accrued operating expenses		8,535
Decrease in Due to The Dreyfus Corporation and affiliates		(37,740)
Increase in prepaid expenses		(51,997)
Net realized gain on investments and foreign currency transactions		(2,846,826)
Net unrealized depreciation on investments
and foreign currency transactions		54,730,126
Decrease in dividends receivable		293
Net amortization of premiums on investments		(134,938)
Realized loss from foreign exchange contracts transactions		(36,598)
Net Cash Provided by Operating Activities		20,155,675

See notes to financial statements.

The Fund	21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2011	Year Ended
	(Unaudited)	March 31, 2011
Operations ($):
Investment income—net	15,131,879	33,883,031
Net realized gain (loss) on investments	2,846,826	6,729,943
Net unrealized appreciation
(depreciation) on investments	(54,730,126)	8,643,137
Net Increase (Decrease) in Net Assets
Resulting from Operations	(36,751,421)	49,256,111
Dividends to Shareholders from ($):
Investment income—net	(18,598,215)	(37,027,308)
Beneficial Interest Transactions ($):
Dividends reinvested—Note 1(e)	1,040,564	1,984,779
Total Increase (Decrease) in Net Assets	(54,309,072)	14,213,582
Net Assets ($):
Beginning of Period	306,174,652	291,961,070
End of Period	251,865,580	306,174,652
Undistributed investment income—net	5,874,136	9,340,472
Capital Share Transactions (Shares):
Shares issued for dividends reinvested	234,786	472,563

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements and market price data for the fund’s shares.

Six Months Ended
September 30, 2011			Year Ended March 31,
	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	4.25	4.08	2.90	4.09	4.72	4.60
Investment Operations:
Investment income—net[a]	.21	.47	.44	.38	.34	.33
Net realized and unrealized
gain (loss) on investments	(.71)	.22	1.13	(1.22)	(.63)	.17
Total from Investment Operations	(.50)	.69	1.57	(.84)	(.29)	.50
Distributions:
Dividends from
investment income—net	(.26)	(.52)	(.39)	(.35)	(.34)	(.38)
Net asset value, end of period	3.49	4.25	4.08	2.90	4.09	4.72
Market value, end of period	4.26	4.67	4.34	2.45	3.47	4.29
Total Return (%)[b]	(3.33)[c]	21.45	97.45	(20.03)	(11.75)	15.99
Ratios/Supplemental Data (%):
Ratio of total expenses, exclusive of
interest, to average net assets	1.48[d]	1.57	1.71	1.51	1.60	1.64
Ratio of net expenses, exclusive of
interest, to average net assets	1.27[d]	1.33	1.36	1.10	1.18	1.20
Ratio of interest expense
to average net assets	.60[d]	.67	1.08	1.61	2.34	2.61
Ratio of net investment income
to average net assets	10.33[d]	11.60	11.93	10.96	7.64	7.14
Portfolio Turnover Rate	30.41[c]	65.63	82.02	48.80	49.38	41.02
Net Assets, end of period
($ x 1,000)	251,866	306,175	291,961	207,446	292,500	337,575
Average borrowings
outstanding ($ x 1,000)	120,000	118,677	111,334	94,866	129,549	149,351
Weighted average number of
fund shares outstanding
($ x 1,000)	72,098	71,772	71,488	71,487	71,487	71,487
Average amount of
debt per share ($)	1.66	1.65	1.56	1.33	1.81	2.09

a	Based on average shares outstanding at each month end.
b	Calculated based on market value.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income. Under normal market conditions, the fund invests at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality or unrated income securities that The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serving as the fund’s investment manager and administrator, determines to be of comparable quality.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities excluding short-term investments (other than U.S.Treasury Bills), swaps and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments in swap transactions are valued each business day by a pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. These securities are generally categorized within Level 2 of the fair value hierarchy. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	359,849,069	—	359,849,069
Equity Securities—
Domestic†	—	1,801,969	—	1,801,969
Mutual Funds	721,000	—	—	721,000
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	92,394	—	92,394
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(14,795)	—	(14,795)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value mea-

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

surement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended September 30, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	3/31/2011 ($)	Purchases ($)	Sales ($)	9/30/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,592,000	80,392,000	81,263,000	721,000.3

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains could be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date’s respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date’s net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, BNY Mellon Shareowner Services, an affiliate of the Manager, will purchase fund shares in the open market commencing on the payable

The Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On September 29, 2011, the Board of Trustees declared a cash dividend of $0.043 per share from investment income-net, payable on October 28, 2011 to shareholders of record as of the close of business on October 14, 2011.The ex-dividend date is October 12, 2011.

(f) Concentration of risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

The fund is permitted to invest up to 5% of its assets directly in the common stock of junk bond issuers.This percentage will be in addition to any other common stock holdings acquired as part of warrants or “units”, so that the fund’s total common stock holdings could exceed 5% at a particular time. However, the fund currently intends to invest directly in common stocks (including those offered in an initial public offering) to gain sector exposure and when suitable junk bonds are not available for sale.The fund expects to sell the common stock promptly when suitable junk bonds are subsequently acquired.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended March 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $143,467,060 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2011. If not applied, $56,969,403 of the carryover expires in fiscal 2012, $19,946,264 expires in fiscal 2014, $8,379,964 expires in fiscal 2016, $24,707,290 expires in fiscal 2017 and $33,464,139 expires in fiscal 2018. It is uncertain that the fund will be able to utilize most of its capital loss carryovers prior to its expiration date.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, the 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act. As a result of this ordering rule, capital loss carryovers related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2011 was as follows: ordinary income $37,027,308. The tax character of current year distributions will be determined at the end of the current fiscal year.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Borrowings:

The fund has a $125,000,000 Revolving Credit and Security Agreement (the “Agreement”), which was renewed until November 12, 2012, subject to certain amendments. Under the terms of the Agreement, the fund may borrow “Advances” (including Eurodollar Advances), on a collateralized basis with certain fund assets used as collateral which amounted to $280,253,911 as of September 30, 2011.The yield to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Advance) outstanding from time to time. During the period ended September 30, 2011, $305,000 and $413,021, respectively, were applicable to the Program fee and Liquidity fee and the remaining balance of $156,842 was due to interest payable on the loan.

The average amount of borrowings outstanding under the Agreement during the period ended September 30, 2011 was $120,000,000, with a related weighted average annualized interest rate of .26%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management and administration agreement with the Manager, the management and administration fee is computed at the annual rate of .90% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and is payable monthly.

The Manager has agreed to waive receipt of a portion of the fund’s management and administration fee in the amount of .15% of the Managed Assets until March 31, 2012.The reduction in management fee, pursuant to the undertaking, amounted to $309,631 during the period ended September 30, 2011.

The fund compensates BNY Mellon Shareowner Services, an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.

During the period ended September 30, 2011, the fund was charged $6,119 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2011, the fund was charged $22,950 pursuant to the custody agreement.

During the period ended September 30, 2011, the fund was charged $2,981 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $285,294, custodian fees $17,075, chief compliance officer fees $3,750 and certain transfer agency fees $1,015, which are offset against an expense reimbursement currently in effect in the amount of $47,549.

(b) Each Trustee who is not an “interested person” (as defined in the Act) receives $15,000 per annum plus $1,000 per joint Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The fund also reimburses each Trustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses. In the event that there is an in-person joint committee meeting or a joint telephone meeting ofThe Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel FundsTrust,The Dreyfus/Laurel Tax-Free Municipal Funds, Dreyfus Investment Funds,

The Fund	33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Dreyfus Funds, Inc. (the “Board Group Open-End Funds”) and the fund, a $2,500 fee is allocated between the Board Group Open-End Funds and the fund.

Effective January 1, 2012, the fund and the Board Group Open-End Funds (collectively, the “Board Group Funds”) will pay each Trustee their respective allocated portions of an annual retainer of $85,000 and a fee of $10,000 for each regularly scheduled Board meeting attended ($75,000 and $8,000, respectively, in the aggregate, prior to January 1, 2012).With respect to the annual retainer and Board meetings of the Board Group Funds, the Chair of the Board will receive an additional 25% of such compensation (with the exception of reimbursable amounts). Each Trustee will receive $2,500 for any separate in-person committee meetings attended, which are not held in conjunction with a regularly scheduled Board meeting, such amount to be allocated among the Board Group Funds, as applicable. In the event that there is a joint telephone meeting of the Board Group Funds, a fee of $2,000 will be allocated among the applicable Board Group Funds, accordingly (prior to January 1, 2012, the fee to be allocated was $2,500 if the meeting included the fund).The Chair of each of the board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,500 per applicable committee meeting. Each Emeritus Trustee is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Trustee became Emeritus and a per meeting attended fee of one-half the amount paid to Trustees.The Board Group Funds also reimburse each Independent Trustee and Emeritus Trustees for travel and out-of-pocket expenses.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts and swap transactions, during the period ended September 30, 2011, amounted to $121,341,213 and $123,399,120, respectively.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of September 30, 2011 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Foreign exchange risk[1]	92,394	Foreign exchange risk[2]	(14,795)
Gross fair value of
derivatives contracts	92,394		(14,795)

Statement of Assets and Liabilities location:

1 Unrealized appreciation on forward foreign currency exchange contracts.

2 Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended September 30, 2011 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
	Forward
Underlying risk	Contracts[3]	Swaps[4]	Total
Foreign exchange	(36,598)	—	(36,598)
Credit	—	22,796	22,796
Total	(36,598)	22,796	(13,802)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
	Forward
Underlying risk	Contracts[5]	Swaps[6]	Total
Foreign exchange	78,178	—	78,178
Credit	—	73,934	73,934
Total	78,178	73,934	152,112

Statement of Operations location:
3	Net realized gain (loss) on forward foreign currency exchange contracts.
4	Net realized gain (loss) on swap transactions.
5	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
6	Net unrealized appreciation (depreciation) on swap transactions.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the

The Fund	35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at September 30, 2011:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales:
British Pound,
Expiring 10/27/2011	640,000	982,944	997,739	(14,795)
Euro,
Expiring 10/27/2011	140,000	191,408	187,526	3,882
Euro,
Expiring 10/27/2011	1,280,000	1,763,622	1,714,520	49,102
Euro,
Expiring 10/27/2011	840,000	1,157,108	1,125,154	31,954
Euro,
Expiring 10/27/2011	1,050,000	1,413,898	1,406,442	7,456
Gross Unrealized
Appreciation				92,394
Gross Unrealized
Depreciation				(14,795)

Swaps: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company, obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring.The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these contracts are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.At September 30, 2011, there were no credit default swap agreements outstanding.

The Fund	37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2011:

Average Market Value ($)
Forward contracts	891,583

The following summarizes the average notional value of swap contracts outstanding during the period ended September 30, 2011:

Average Notional Value ($)
Credit default swap contracts	13,728,571

At September 30, 2011, accumulated net unrealized depreciation on investments was $28,628,103, consisting of $4,608,718 gross unrealized appreciation and $33,236,821 gross unrealized depreciation.

At September 30, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Subsequent Event—Note 5

Effective October 27, 2011, the Nominating Committee of the Board ofTrustees nominated, and the Board ofTrustees approved the election of, Francine J. Bovich as a Class I Trustee of the Trust.

PROXY RESULTS (Unaudited)

Holders of Beneficial interest voted on the following proposal presented at the annual shareholders’ meeting held on August 4, 2011 as follows:

		Shares
	For		Authority Withheld
To elect two Class III Trustees:†
Joseph S. Dimartino	62,971,635		1,599,021
Kenneth A. Himmel	62,453,144		2,117,512

†	The terms of these Class III Trustees expire in 2014.

The Fund	39

SUPPLEMENTAL INFORMATION (Unaudited)

Certifications

On August 10, 2011, the fund’s Chief Executive Officer submitted his annual certification to the NewYork Stock Exchange (“NYSE”) pursuant to Section 303A.12(a) of the NYSE Listed Company Manual. The fund’s principal executive and principal financial officer certification pursuant to Rule 30a-2 under the 1940 Act are filed with the fund’s Form N-CSR and Form N-Q filings and are available on the SEC website at http://www.sec.gov.

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

OFFICERS AND TRUSTEES
Dreyfus High Yield Strategies Fund
200 Park Avenue
New York, NY 10166

† Effective October 27, 2011, Ms. Bovich was elected as a Class I Trustee of the fund by the Board members of the fund who are not “interested persons” (as defined in the Act) of the fund.
†† Effective April 12, 2008, Mr. Fort became an Emeritus Board member.
The Net Asset Value appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading
“Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond
Funds” every Monday.
Notice is hereby given in accordance with Section 23(c) of the Investment CompanyAct of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund	41

For More Information

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus High Yield Strategies Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 22, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	November 22, 2011

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)